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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                        Date of Report (Date of earliest
                         event reported): MAY 29, 1997



                            CENTRUM INDUSTRIES, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as specified in its Charter)




      Delaware                         0-9607                     34-1654011
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      (State or other juris-     (Commission File Number)        (IRS Employer
      diction of incorporation)                              Identification No.)



               6135 Trust Drive, Suite 104A, Holland, Ohio 43528
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                    (Address of principal executive offices)



              Registrant's telephone number, including area code:
                                 (419) 868-3441





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ITEM 5. -  OTHER EVENTS


         On May 29, 1997, the Registrant issued a press release announcing its pending acquisition of substantially all the assets of Taylor Forge International, Inc., a Tennessee corporation. The press release is set forth as Exhibit 99 hereto.













ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS.

                 (c)      Exhibits

                          Exhibit 99 - Press release dated May 29, 1997.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     CENTRUM INDUSTRIES, INC.
                                                             (Registrant)


June  2 , 1997                                       By: /s/ Timothy M. Hunter
                                                         -----------------------
                                                         Timothy M. Hunter
                                                         Chief Financial
                                                         Officer and Treasurer





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                                 EXHIBIT INDEX




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           Exhibit Number                              Exhibit                               Page
                 99                                 Press release dated May 29, 1997          5
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